Exhibit 10.34.e

AHCA CONTRACT NO. FA972
AMENDMENT NO. 4

THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A HEALTHEASE, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.
Effective October 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 1, Maximum Enrollment Levels, Effective Date 09/01/2012 – 08/31/2015, is hereby deleted in its entirety and replaced with Exhibit 1, Maximum Enrollment Levels, Effective Date 10/01/2013 – 08/31/2015, attached hereto and made part of this Contract. All references in this Contract to Exhibit 1, Maximum Enrollment Levels 09/01/2012 – 08/31/2015 shall hereinafter refer to Exhibit 1, Maximum Enrollment Levels 10/01/2013 – 08/31/2015.

Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment, and all its attachments, are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this five (5) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A	STATE OF FLORIDA, AGENCY FOR
HEALTHEASE	HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ David McNichols	BY:	/s/ Elizabeth Dudek

NAME:	David McNichols	NAME:	Elizabeth Dudek

TITLE:	President, FL and HI Division	TITLE:	Secretary

DATE:	Nov. 18, 2013	DATE:	11/22/2013

List of Attachments/Exhibits included as part of this Amendment:

Specify	Letter/
Type	Number	Description
Attachment I	Exhibit I	Maximum Enrollment Levels
Effective Date 10/01/2013 – 08/31/2015 (4 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA972, Amendment No. 4, Page 1 of 1

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform Contract
Healthease

ATTACHMENT I
EXHIBIT 1
MAXIMUM ENROLLMENT LEVELS
EFFECTIVE DATE 10/01/2013 – 08/31/2015

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served as denoted below. Attachment I, Scope of Services, Exhibit 2-NR provide the capitation rate tables respective to the areas of operation listed below.

A.	Non-Reform

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area1 Counties: Escambia, Santa Rosa

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Escambia	67,500	15019344
Santa Rosa	31,500	15019343

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 2 Counties: Bay, Calhoun, Gadsden, Jefferson, Leon, Liberty, Madison, Wakulla

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Bay	16,900	15019345
Calhoun	800	15019340
Gadsden	3,500	15019315
Jefferson	1,000	15019318
Leon	7,000	15019320
Liberty	400	15019342
Madison	1,500	15019322
Wakulla	1,000	15019336

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AHCA Contract No. FA972, Attachment I, Exhibit 1, Page 1 of 4

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform Contract
Healthease

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties:	Citrus, Lake, Marion, Putnam

Effective Dates: 09/01/2012
County	Enrollment Level	Provider Number
Citrus	7,500	15019309
Lake	17,000	15019319
Marion	20,000	15019323
Putnam	6,000	15019329

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 4 Counties: Duval, Volusia

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Duval	55,000	15019313
Volusia	15,000	15019335

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties: Pasco, Pinellas

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Pasco	6,000	15019302
Pinellas	9,000	15019303

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AHCA Contract No. FA972, Attachment I, Exhibit 1, Page 2 of 4

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform Contract
Healthease

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties: Highlands, Hillsborough, Manatee, Polk

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Highlands	3,000	15019317
Hillsborough	18,000	15019300
Manatee	6,000	15019301
Polk	10,000	15019304

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 7 Counties: Brevard, Orange, Osceola, Seminole

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Brevard	14,000	15019308
Orange	25,000	15019327
Osceola	8,000	15019328
Seminole	4,000	15019333

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 8 County: Sarasota

Effective Dates: 09/01/2012
County	Enrollment Level	Provider Number
Sarasota	3,000	15019332

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AHCA Contract No. FA972, Attachment I, Exhibit 1, Page 3 of 4

WellCare of Florida, Inc. d/b/a	Medicaid HMO Non-Reform Contract
Healthease

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 9 Counties: Martin, Palm Beach

Effective Dates: 09/01/2012
County	Enrollment Level	Provider Number
Martin	5,000	15019324
Palm Beach	10,500	15019339

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 10 County: Broward

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Broward	13,500	15019337

See Exhibit 2-NR Table 2, General Capitation Rates, Mental Health Rates

Area 11 County: Miami-Dade

Effective Date: 09/01/2012
County	Enrollment Level	Provider Number
Miami-Dade	25,000	15016909

AHCA Contract No. FA972, Attachment I, Exhibit 1, Page 4 of 4